UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
1934




Date of Report (Date of earliest event reported) April 27, 1998



                         NORTH BANCSHARES, INC.
     (Exact name of Registrant as specified in its Charter)



     Delaware                   0-22800              36-3915073
(State or other         (commission file number)    (IRS Employer
jurisdiction of                                     Identification
incorporation)                                      number)



100 West North Avenue, Chicago, Illinois                60610
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (312) 664-4320



                                 N/A
  Former name or former address, if changed since last report)













Item 5.  Other Events

     On April 27, 1998, the Registrant issued the attached press release.


Item 7.  Financial Statements and Exhibits

    (a)  Exhibits

         1. Press Release, Dated April 27, 1998, regarding the retirement of Mary Ann Hass.







                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NORTH BANCSHARES, INC.
                                                (Registrant)



Date:    April 27, 1998                    /S/ Joseph A. Graber
                                           ----------------------
                                           Joseph A. Graber
                                           President






                                     EXHIBIT





        IMMEDIATE: April 27, 1998

        Joseph A. Graber, President
        Victor E. Caputo, Executive Vice President
        (312) 664-4320

                      NORTH BANCSHARES, INC.
                            ANNOUNCES
                     MARY ANN HASS TO RETIRE


Chicago, Illinois, April 27, 1998, - North Bancshares, Inc., (NASDAQ-NBSI), the Board of Directors announces the retirement of Mary Ann Hass as Chief Executive Officer of the Company and the Bank effective July 31, 1998. Mrs. Hass will remain as Chairman of the Board of the Company and the Bank. Concurrent with this announcement, the Board has appointed Joseph A. Graber, currently President and Chief Operating Officer of the Company and the Bank to assume the duties of Chief Executive Officer effective August 1, 1998. The Board has appointed Victor E. Caputo, currently Executive Vice President and Secretary to assume the duties of Chief Operating Officer effective August 1, 1998.

Mary Ann Hass has been employed by the Bank since 1950 and became Chairman, President and Chief Executive Officer in 1968. She has served as President of the Federal Savings and Loan Council of Illinois, Chairman of the Chicagoland Association of Savings Institutions, and served on the board of the Illinois League of Financial Institutions. She said, "I believe the commitment that the Bank has made since 1886 to provide financial services to our communities and since 1993 to provide value to our shareholders will continue and will grow under the leadership of Mr. Graber and his management team. I am confident in their ability to position the Company for future earnings growth and to be a competitive force in our marketplace." She added "I believe that the role of the independent community financial institution will continue to grow as the large money center banks continue to merge and squeeze out smaller individual and business customers."

North Federal Savings Bank primarily serves the North Side of Chicago from its home office and operates a branch office in Wilmette, Illinois. The bank has received a five star rating for 39 consecutive quarters from Bauer Financial Reports, Inc., and is rated one of the best in the nation by Sheshunoff Information Services, Inc. Visit our Web site at www.northfederal.com to read previous press releases, examine filings with the SEC, read about our history, and check out our products, services, and interest rates.

North Bancshares, Inc. common stock is traded on The Nasdaq Stock Market under the symbol: "NBSI."